SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   ENGEX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -------------------------------------------------------

     3)  Filing Party:

         -------------------------------------------------------

     4)  Date Filed:

         -------------------------------------------------------

                                   ENGEX, INC.
                                 44 WALL STREET
                            NEW YORK, NEW YORK 10005

                          -----------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 18, 2003
                          -----------------------------

To the Stockholders of Engex, Inc.:

     The Annual Meeting of Stockholders of Engex, Inc. (the "Fund") will be held on Wednesday, February 18, 2003, at 4:00 P.M. at the offices of the Fund, 44 Wall Street, New York, New York, second floor.

     The following subjects will be considered and acted upon at the Meeting:

          (1)  Election of five directors;

          (2) Ratification of the selection of Eisner, LLP as independent public accountants of the Fund for the fiscal year ending September 30, 2003;

          (3) Transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The Directors unanimously recommend the election as directors of the nominees named in the Proxy Statement, and ratification of the selection of Eisner, LLP as independent public accountants. Stockholders of record at the close of business on January 7, 2003 will be entitled to vote at the Meeting and at any adjournments thereof.

                                      By Order of the Board of Directors

                                               DAVID NACHAMIE,
                                                  Secretary


January 13, 2003

--------------------------------------------------------------------------------
     Please fill in, date and sign the Proxy Card for the shares of Engex, Inc. held by you and return it in the envelope provided so that your vote can be recorded whether or not you plan to attend. No postage is required if mailed in the United States.
--------------------------------------------------------------------------------

                                   ENGEX, INC.
                                 44 WALL STREET
                            NEW YORK, NEW YORK 10005

                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------


     This statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Engex, Inc. (the "Fund"), a Delaware corporation, of Proxies to be voted at the Annual Meeting of Stockholders to be held February 18, 2003 (the "Meeting"), and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated January 13, 2003. This proxy statement is being mailed to stockholders on or about January 13, 2003 and is accompanied by an Annual Report with respect to the Fund's fiscal year ended September 30, 2002.

     All Proxies which have been properly executed and received in time will be voted at the Meeting in accordance with the instructions thereon. Any stockholder executing a Proxy may revoke it in writing by execution of another Proxy or by any other legal method, including attending the Meeting and voting in person, at any time before the shares subject to the Proxy are voted at the Meeting. The Board recommends that shares be voted, and if no choice is specified on the Proxy the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR the ratification of the selection of Eisner, LLP as independent public accountants, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. In order to hold the Meeting, a majority of the Fund's shares entitled to vote must be present in person or represented by proxy. The election of the nominees indicated herein to the Board of Directors requires the affirmative vote of a plurality of the Fund's shares present in person or represented by Proxy and entitled to vote. Ratification of the selection of independent public accountants requires the affirmative vote of the majority of the Fund's shares present in person or represented by Proxy and entitled to vote.

     Brokers holding shares for beneficial owners must vote those shares according to specific instructions they receive from the owners. If specific instructions are not received, however, brokers typically may vote the shares in their discretion, since, under New York Stock Exchange rules, brokers have discretionary authority to vote on certain routine matters, including the proposals set forth in this Proxy Statement. "Broker non-votes" and abstentions will be counted for purposes of determining whether a quorum is present. Abstentions are counted among the shares entitled to vote on a proposal, and therefore have the same effect as votes against a proposal. Broker non-votes are treated as shares that are not entitled to vote, and thus will not be counted in determining whether the proposal to ratify the Fund's independent public accountants has been approved.

     In the event that a quorum is not present or that a quorum is present but sufficient votes in favor of a proposal have not been received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in order to permit further solicitation of proxies. The persons named as proxies will vote in favor of such an adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's stockholders.

     As of January 7, 2003, there were issued and outstanding 977,223 shares of the common stock, par value $.10 per share, of the Fund, which is the only class of capital stock of the Fund. Stockholders will be entitled to one vote for each share held. Only holders of record of such shares at the close of business on January 7, 2003, will be entitled to vote at the Meeting.

     The Fund will pay the cost of preparing, assembling and mailing the materials in connection with solicitation of Proxies, and will reimburse brokers and other nominees for their reasonable expenses in connection therewith. In addition to solicitation by use of the mails, certain officers and directors of the Fund and officers, directors and personnel of D.H. Blair Investment Banking Corp. ("Investment Banking Corp.") and American Investors Advisors, Inc. (the "Investment Adviser"), who will receive no compensation for their services other than their regular salaries, may solicit the return of Proxies personally or by telephone or telegraph.

                              ELECTION OF DIRECTORS


     At the Meeting, five directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been chosen and qualified or until he has resigned or been removed. The following table sets forth the names of the nominees, all of whom are presently serving as directors of the Fund. All of these nominees have agreed to serve if elected. The address of each nominee is: c/o Engex, Inc., 44 Wall Street, New York, NY 10005.


                         POSITION(S)         LENGTH                PRINCIPAL                     OTHER
                          HELD WITH          OF TIME               OCCUPATION             DIRECTORSHIPS HELD
NAME AND AGE              THE FUND           SERVED           DURING PAST 5 YEARS         IN PUBLIC COMPANIES
------------             -----------         -------          -------------------         -------------------

TRUSTEES CONSIDERED TO BE "INTERESTED PERSONS"
----------------------------------------------

J. Morton Davis, 74*     President and       Since 1968.    Chairman, President, Director      None
                         Director                           and sole stockholder of D.H.
                                                            Blair Investment Banking
                                                            Corp., a New York Stock
                                                            Exchange member firm;
                                                            President, Chairman and CEO
                                                            of American Investor Advisors
                                                            Inc., the investment adviser
                                                            to the Fund.

Dov Perlysky, 40**       Director            Since 1999.    Managing member, Nesher, LLC      None
                                                            (financial services)
                                                            (November 1, 2002 to
                                                            present); Vice President,
                                                            Private Client Group at
                                                            Laidlaw Global Securities (to
                                                            October 31, 2002).

INDEPENDENT TRUSTEES
--------------------

Judah Feinerman, 77      Director            Since 1986.    President, Chairman of the        TCP Reliable Inc.
                                                            Board and Director of Judd
                                                            Associates, Ltd. (insurance
                                                            brokerage).

Jerome Fisch, 76         Director            Since 1975.    Practicing Attorney.              None

Leonard Toboroff, 69     Director            Since 1993.    Vice President of Varsity         Varsity Brands, Inc.
                                                            Brands, Inc. (successor to
                                                            Riddell Sports, Inc.) (sports
                                                            equipment manufacturer and
                                                            distributor).

----------------

* Mr. Davis is an "interested person" of the Fund by reason of his being an officer of the Fund's investment adviser.

** Mr. Perlysky is an "interested person" of the Fund by reason of his being a member of the immediate family of Mr. Davis.

     In the event that any of the nominees named above is unable to serve for any reason when the election occurs, the accompanying Proxy will be voted for such person or persons as the Board may recommend.

     During the fiscal year ended September 30, 2002, there were four meetings of the Board. The Fund's Board does not have a nominating, compensation or other standing committee performing similar functions, and the Board generally does not accept nominations for directors from stockholders.

     The Fund's Board has an Audit Committee, the members of which are Messrs. Jerome Fisch (Chairman), Judah Feinerman and Leonard Toboroff. The Committee's authority and responsibilities are set forth in a written charter and are, in general, to assist the Board of Directors in fulfilling its responsibility to oversee the quality and integrity of the accounting, auditing and financial reporting of the Fund and the independence and performance of the Fund's auditors. Among other things, the Committee is responsible for recommending the selection and retention of the Fund's independent auditors, evaluating, together with the Board, the performance of independent auditors and the fees paid for services, obtaining from the auditors the necessary statements relating to independence and evaluating the auditor's independence based on discussions with the auditors, and reviewing and discussing with management and the auditors the audited financial statements, the auditor's report, the management letter and the quality and adequacy of the Fund's internal controls. In carrying out its responsibilities, the Committee has reviewed and discussed the audited financial statements for the Fund for the fiscal year ended September 30, 2002 with management and, based on its review and discussions, has recommended to the Board of Directors that those audited financial statements be included in the Fund's Annual Report. During the fiscal year ended September 30, 2002, there were four meetings of the Audit Committee.

     The dollar ranges of securities beneficially owned by the directors of the Fund* as of January 7, 2003, are as follows:

                                                 Dollar Range of Equity
             Name of Director                  Securities Held -- the Fund
             ----------------                  ---------------------------
             J. Morton Davis ................       Over $100,000(1)
             Dov Perlysky ...................       Over $100,000(2)
             Judah Feinerman ................             None
             Jerome Fisch ...................         $1 - 10,000
             Leonard Toboroff ...............             None

* The fund is comprised of only one portfolio and is not part of a "Family of Investment Companies" or a "Fund Complex."

(1) Includes 58,754 shares (approximately 6.2% of those outstanding) owned by Investment Banking Corp. (of which Mr. Davis is Chairman and sole stockholder). The 58,754 shares referred to above do not include 167,429 shares (approximately 17.1% of those outstanding) owned of record by Rivkalex Corp., 100% of whose outstanding voting securities are owned by Mr. Davis' wife, Mrs. J. Morton Davis, or the 108,304 shares of the Fund owned of record by Mrs. Davis (approximately 11.1% of those outstanding). Mr. Davis disclaims beneficial ownership of such additional shares. See also "PRINCIPAL STOCKHOLDERS" below.

(2) Includes 109,500 shares (approximately 11.2% of those outstanding) owned by Kinder Investments LP (of which Mr. Perlysky is managing member of the general partner). Mr. Perlysky is the son-in-law of Mr. Davis.

     No Independent Director or immediate family member of any Independent Director owns beneficially or of record an interest in American Investment Advisors, Inc., the investment advisor to the Fund (the "Adviser") or is any person directly or indirectly controlling, controlled by, or under common control with the Adviser.

     During the Fund's fiscal year ended September 30, 2002, the directors received the following compensation from the Fund:


                                                             Pension or        Estimated
                                             Aggregate       Retirement         Annual
                                           Compensation       Benefits         Benefits
                                               from          Accrued as          Upon
Name of Director                             the Fund       Fund Expenses     Retirement
----------------                             --------       -------------     ----------
J. Morton Davis .......................         -0-              -0-              -0-
Judah Feinerman .......................       $7,000             -0-              -0-
Jerome Fisch ..........................       $7,000             -0-              -0-
Dov Perlysky ..........................         -0-              -0-              -0-
Leonard Toboroff ......................       $7,000             -0-              -0-

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH
                  NOMINEE TO THE BOARD OF DIRECTORS OF THE FUND

                     RATIFICATION OR REJECTION OF SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

     The ratification or rejection of the selection by the Board of Directors of Eisner, LLP ("Eisner") as the Fund's independent auditors for the fiscal year ending September 30, 2003, is being submitted to stockholders. At a meeting on July 16, 2002, the Audit Committee, in carrying out its responsibilities under its Charter, met with representatives of Eisner to determine whether it was appropriate to recommend to the Board of Directors that Eisner be selected as the Fund's independent auditors. During that meeting, the Committee discussed Eisner's independence and was advised that Eisner has no direct or material indirect financial interest in the Fund. In addition, the Committee has received from Eisner its written representations that it is independent. Eisner also advised the Committee that all professional services rendered by it with respect to its September 30, 2003 fiscal year audit will be furnished at customary rates and terms. Based on its determinations, the Committee recommended that the Board of Directors select Eisner as the Fund's independent auditors for the fiscal year ending September 30, 2003. At its meeting on July 16, 2002, the Board of Directors, including a majority of the Independent Directors, selected Eisner as the Fund's independent auditors for the fiscal year ending September 30, 2003. A representative of Eisner is expected to be available by telephone at the Meeting and will be given an opportunity to respond to questions and to make such other statements as he considers appropriate.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
           STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF
                 RICHARD A. EISNER & COMPANY, LLP AS INDEPENDENT
                    CERTIFIED PUBLIC ACCOUNTANTS FOR THE FUND

                             MANAGEMENT OF THE FUND

     The Investment Adviser, American Investors Advisors Inc., was organized in 1985 and serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated January 10, 1986 (the "Agreement"). The Agreement was approved by the Fund's stockholders at a meeting held on February 19,

1986 and was last approved by the directors of the Fund, including a majority of the directors who were not "interested persons" of any party to the Agreement, by vote cast in person at a meeting held on January 30, 2002 and is scheduled for consideration by the Board on January 30, 2002. Until February 1, 1993, the Investment Adviser also served as investment adviser to American Investors Growth Fund, Inc., American Investors Income Fund, Inc., and American Investors Money Fund, Inc. The Investment Adviser is wholly-owned by J. Morton Davis. Mr. Davis, President and Director of the Fund, is also President, Chief Executive Officer and Chairman of the Board of the Investment Adviser and President, Director and sole stockholder of Investment Banking Corp., a New York Stock Exchange member firm. See also the discussion of shares beneficially owned by Mr. Davis under "ELECTION OF DIRECTORS" above and "PRINCIPAL STOCKHOLDERS" below. David Nachamie, Secretary of the Fund, is also Senior Vice President, Treasurer and a Director of the Investment Adviser. Gilbert Jackson, Treasurer of the Fund, is also Controller of the Investment Adviser. The address of Investment Banking Corp., Mr. Davis, Mr. Nachamie and Mr. Jackson is 44 Wall Street, New York, New York 10005. The Investment Adviser maintains offices at the same address.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information with respect to any person (including for this purpose a "group" which consists of two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, or disposing of securities of the Fund) known to the Fund to be the beneficial owner of more than five percent (5%) of the Fund's outstanding voting securities:


              (1)                                    (2)                               (3)                    (4)

                                                                                   Amount and
                                                                                    Nature of
                                                                                   Beneficial             Percent of
                                                                                    Ownership                Class
                                                                                   (January 7,            (January 7,
         Title of Class              Name and Address of Beneficial Owner             2003)                  2003)
         --------------              ------------------------------------          -----------            -----------
Common Stock (par value $.10)     Mr. J. Morton Davis                               60,054(1)                6.2%
                                    44 Wall Street
                                    2nd Floor
                                    New York, N.Y. 10005

                                  Mrs. J. Morton Davis                             275,733(2)               28.2%
                                    c/o Rivkalex Corp.
                                    44 Wall St.
                                    2nd Floor
                                    New York N.Y. 10005

                                  Kinder Investments LP                            109,500                  11.2%
                                    c/o Dov Perlysky
                                    8 Lakeside Drive West
                                    Lawrence, N.Y. 11559

                                  Venturetek LP                                    112,000                  11.4%
                                    c/o David Selengut
                                    370 Lexington Avenue
                                    New York, N.Y. 10017

----------------

(1)  Includes 58,754 shares owned of record by Investment Banking Corp. See note
     (1) to "ELECTION OF DIRECTORS" on page 3.

(2) Includes 167,429 shares owned of record by Rivkalex Corp., 100% of whose outstanding voting securities are owned by Mrs. Davis.

     All of the directors and officers of the Fund, as a group, own of record and beneficially 300 shares of the Fund (approximately .03% of those outstanding), in addition to which Mr. Davis beneficially owns 58,754 shares (approximately 6.2% of those outstanding) held by Investment Banking Corp., and Mr. Perlysky beneficially owns 109,500 shares (approximately 11.2% of those outstanding) held by Kinder Investments LP.

     Investment Banking Corp., which holds 58,754 shares (approximately 6.2% of those outstanding), has informed the Fund that it intends to vote such shares in favor of all proposals submitted by Management and scheduled to come before the Meeting.

     Mr. Davis disclaims beneficial ownership of all shares other than those held by D.H. Blair Investment Banking Corp. Mrs. Davis disclaims beneficial ownership of all shares other than those held by her personally and those held by Rivkalex Corp.

     Mr. Davis and Mrs. Davis may be in a position to control the outcome of the Meeting and approval or rejection of the various proposals specified above if they act in concert.

                            SUPPLEMENTAL INFORMATION

     The executive officers of the Fund, each of whom serve at the pleasure of the Board, are as follows: J. Morton Davis (age 74), who has served as President of the Fund since its inception, and whose principal occupation is described above under "ELECTION OF DIRECTORS"; David Nachamie (age 74), who has served as Treasurer of the Fund from 1976 through 1993 and also as Secretary since January 7, 1981, and whose principal occupation has been as Treasurer of Investment Banking Corp. since 1992 and who previously served as comptroller of D.H. Blair & Co., Inc. for 10 years; and Gilbert Jackson (age 40), who has served as Treasurer of the Fund since 1998 and also as Assistant Treasurer of the Fund from 1985 through 1998 and whose principal occupation for the past three years has been as Chief Financial Officer of Investment Banking Corp.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Stockholders wishing to have their proposals included in the Fund's Proxy Statement for the Fund's 2004 Annual Meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Fund at its address listed on the first page of this Proxy Statement so that the proposals are received no later than September 16, 2003.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board is not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, the persons named in the Proxy have discretionary authority to vote in accordance with their best judgment.

                                                  ENGEX, INC.

                                   ENGEX, INC.

           PROXY--SOLICITED BY THE BOARD OF DIRECTORS (SEE OTHER SIDE)

     The undersigned stockholder of ENGEX, INC. ("Fund"), a Delaware corporation, hereby appoints J. MORTON DAVIS, DAVID NACHAMIE and GILBERT JACKSON, and each of them, the true and lawful proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on February 18, 2003 at 4:00 P.M. and at any adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares and the undersigned authorizes and instructs said proxies to vote as follows:

     1. ELECTION OF DIRECTORS


FOR ALL NOMINEES listed below (Except as       WITHHOLD AUTHORITY to vote for
marked to the contrary below)  [ ]             all nominees listed below  [ ]

                J. Morton Davis, Judah Feinerman, Jerome Fisch,
                        Dov Perlysky and Leonard Toboroff

Instruction:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

     2. RATIFICATION OF THE SELECTION OF EISNER, LLP, as the independent public accountants for the fiscal year ending September 30, 2003.

         FOR [ ]                AGAINST [ ]                 ABSTAIN [ ]

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREIN, BUT WHERE SPECIFICATIONS ARE NOT INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES NAMED HEREIN ON ALL OTHER MATTERS (INCLUDING, WITHOUT LIMITATION, ADJOURNMENTS) PROPERLY COMING BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE PROXY STATEMENT OF THE FUND, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.
(This proxy may be revoked at any time before it is voted at the meeting.) PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                                          -------------------------------------
                                                        SIGNATURE

                                          -------------------------------------
                                                        SIGNATURE

                                          -------------------------------------
                                                          DATED

                                          PLEASE SIGN, DATE AND RETURN PROMPTLY

                                          Signature(s) should be exactly as name
                                          or names appearing on this proxy. If
                                          stock is held jointly, each holder
                                          should sign. If signing by attorney,
                                          executor, administrator, trustee or
                                          guardian, please give full title.